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                                                                     EXHIBIT 1.1
                                                                        Draft



                          APPALACHIAN NATURAL GAS TRUST
                              7,875,000 TRUST UNITS

                               ------------------



                             UNDERWRITING AGREEMENT

                                                                          , 1999
                                                                    ------
LEHMAN BROTHERS INC.
SALOMON SMITH BARNEY INC.
PAINEWEBBER INCORPORATED
CIBC WORLD MARKETS CORP.
CREDIT SUISSE FIRST BOSTON CORPORATION
DAIN RAUSCHER WESSELS
    A DIVISION OF DAIN RAUSCHER INCORPORATED
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
A.G. EDWARDS & SONS, INC.
MCDONALD INVESTMENTS INC.
As Representatives of the several
  Underwriters named in Schedule 1 hereto, c/o LEHMAN BROTHERS INC.
Three World Financial Center
New York, New York 10285

Dear Sirs:

         Eastern States Oil & Gas, Inc., a Delaware corporation (the "Company"), proposes to sell to the Underwriters named in Schedule 1 hereto (the "Underwriters") 7,875,000 units (the "Firm Units") of beneficial interest (the "Trust Units") in the Appalachian Natural Gas Trust, a grantor trust formed under the laws of the State of Delaware (the "Trust") to hold net profits interests (the "Net Profits Interests") in certain natural gas producing properties owned by the Company (the "Underlying Properties") in the Appalachian Basin area of Kentucky and West Virginia. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 1,181,250 Trust Units on the terms and for the purposes set forth in Section 2 (the "Option Units"). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the "Units."

         1. Representations and Warranties of the Statoil Parties. The Company, Statoil Energy, Inc., a Virginia corporation ("Statoil Energy"), and Statoil Energy Holdings, Inc., a Delaware corporation ("Statoil Energy Holdings" and, collectively with the Company and Statoil Energy, the


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"Statoil Parties"), jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

         (a) A joint registration statement on Form S-1 (File No. 333-85955) with respect to the Units (i) has been prepared by the Company and the Trust in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) has been filed with the Commission under the Securities Act and (iii) has become effective under the Securities Act. Copies of such registration statement as amended to date have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company and the Trust with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including, if the Effective Date is on or before the date of this Agreement, all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations ("Rule 424(b)") in accordance with Section 5(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph
(1) or (4) of Rule 424(b) of the Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a registration statement or post-effective amendment will be filed pursuant to Rule 462(b) or Rule 462(d) under the Securities Act before the offering of the Units may commence, the term "Registration Statement" as used in this Agreement includes such registration statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

         (b) Any Preliminary Prospectus, at the date of filing thereof with the Commission, conformed in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each of the statements made by the Company and the Trust in such documents within the coverage of Rule 175(b) of the Rules and Regulations, including (but not limited to) any statements with respect to future cash distributions of the Trust, was made or will be made with a reasonable basis and in good faith.

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Notwithstanding the foregoing, no representation and warranty is made as to information contained in or omitted from the Registration Statement, the Prospectus or any Preliminary Prospectus in reliance upon and in conformity with written information furnished to the Company or the Trust by or on behalf of any Underwriter through the Representatives specifically for inclusion therein.

         (c) Each of the Company and Statoil Energy Holdings has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the Registration Statement and the Prospectus. Each of the Company and Statoil Energy Holdings has been duly registered or qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction (in the case of the Company, including but not limited to, Kentucky and West Virginia) in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to so register or qualify would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Statoil Parties or the Trust.

         (d) Statoil Energy has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with full corporate power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the Registration Statement and the Prospectus. Statoil Energy has been duly registered or qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction (in the case of the Company, including but not limited to, Kentucky and West Virginia) in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to so register or qualify would not have a material adverse effect on the condition (financial or otherwise), business, prospects, properties, net worth or results of operations of the Statoil Parties or the Trust.

         (e) None of the subsidiaries of the Company is a "significant subsidiary" (as such term is defined in Rule 405 of the Rules and Regulations).

         (f) Statoil Energy owns 100% of the outstanding common stock of Statoil Energy Holdings; such common stock has been duly authorized and validly issued and is fully paid and nonassessable; and Statoil Energy owns such common stock free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (g) Statoil Energy Holdings owns 100% of the outstanding common stock of the Company; such common stock has been duly authorized and validly issued and is fully paid and nonassessable; and Statoil Energy Holdings owns such common stock free and clear of all liens, encumbrances, security interests, equities, charges or claims.


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         (h) The Trust has been duly formed and is validly existing as a business trust under the laws of the State of Delaware and has full trust power and authority to own or lease its properties as described in the Prospectus.

         (i) This Agreement has been duly authorized, executed and delivered by the Statoil Parties; at or before the First Delivery Date (as defined in Section
4), an amended and restated trust agreement (the "Trust Agreement") will have been duly authorized, executed and delivered by the Company, as grantor, Bank One Texas, N.A., a banking association organized under the laws of the United States (the "Trustee"), as trustee, and Bank One Delaware, Inc., a banking association organized under the laws of the United States (the "Delaware Trustee"), as Delaware trustee, and will be a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms; at or before the First Delivery Date, each of the Net Overriding Royalty Conveyance (Kentucky), as amended and restated, effective September 1, 1999, executed by the Company in favor of the Trustee, and the Net Overriding Royalty Conveyance (West Virginia), as amended and restated, effective September 1, 1999, executed by the Company in favor of the Trustee (collectively, the "Conveyances"), will have been duly authorized, executed and delivered by the Company and will be a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms; provided that the enforceability of the Trust Agreement and the Conveyances may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided further that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy. The Trust Agreement, the Trust Units and the Conveyances will conform in all material respects to the descriptions thereof in the Prospectus.

         (j) Each of the Trustee and the Delaware Trustee is a national banking association duly authorized and empowered to act as trustee of the Trust pursuant to the Trust Agreement.

         (k) Prior to the First Delivery Date, the Company will have made all necessary filings in the jurisdictions referred to in the Conveyances and, with respect to Net Profits Interests burdening federal or Indian lands, all necessary filings required under federal law, including without limitation the filing of the Conveyances for recordation in the appropriate records pursuant to local recordation laws and, with respect to Net Profits Interests burdening federal and Indian lands, pursuant to applicable federal law.

         (l) At or prior to the First Delivery Date, the Company will have assigned and contributed to the Trust the Net Profits Interests as described in the Prospectus.

         (m) At the First Delivery Date, except for liens and encumbrances described in clauses (i), (ii), (iii), (iv) and (v) of Section 1(z) hereof, (i) any and all liens or encumbrances on the Underlying Properties will be subordinated to the Net Profits Interests, and (ii) all future liens or encumbrances on the Underlying Properties shall be subordinate and inferior to the Net Profits Interests.


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         (n) Immediately prior to the First Delivery Date, the Company will own
10,500,000 Trust Units; all of such Trust Units will have been duly authorized in accordance with the Trust Agreement and, when duly executed and countersigned in accordance with the provisions of the Trust Agreement and delivered to the Company in exchange for the Net Profits Interests pursuant to the Conveyances, will be validly issued, fully paid and nonassessable and entitled to the benefits of the Trust Agreement; and the Company will own such Trust Units free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (o) The Company has, and immediately prior to each Delivery Date (as defined in Section 4) the Company will have, good and valid title to the Units to be sold by the Company hereunder, free and clear of all liens, encumbrances, security interests, equities, charges or claims, and the Company has full corporate power and authority to sell, assign, transfer and deliver such Trust Units hereunder; and, upon the delivery to the Underwriters of certificates evidencing the Units issued in the name of the Underwriters or their designees and payment therefor pursuant hereto, good and valid title to the Units, free and clear of all liens, encumbrances, security interests, equities, charges or claims, will pass to the several Underwriters or their designees.

         (p) Except as described in the Prospectus, there are no (i) preemptive rights or other rights to subscribe for or to purchase, (ii) restrictions upon the voting or transfer of, or (iii) outstanding options or warrants to purchase, any Units or other interests in the Trust.

         (q) There are no contracts, agreements or understandings between the Company or the Trust and any person granting such person the right to require the Company or the Trust to file a registration statement under the Securities Act with respect to any securities of the Company or the Trust owned or to be owned by such person or to require the Company or the Trust to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or the Trust under the Securities Act.

         (r) None of the formation of the Trust by the execution and delivery of the Trust Agreement and the transfer of the Net Profits Interests by the Company to the Trust by the execution and delivery of the Conveyances, the sale of the Units by the Company hereunder, the compliance by the Statoil Parties and the Trust with all of the provisions of this Agreement, the Trust Agreement and the Conveyances and the consummation of the transactions herein contemplated (i) conflicts or will conflict with or constitutes or will constitute a violation of the Trust Agreement or the certificate or articles of incorporation or bylaws or other organizational documents of any of the Statoil Parties or any of their subsidiaries, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any other indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Statoil Parties or any of their subsidiaries or the Trust is a party or by which any of the Statoil Parties or any of their subsidiaries or the Trust is bound or to which any of the property or assets of any of the Statoil Parties or any of their subsidiaries or the Net Profit Interests is subject, (iii) violates or will violate any statute, law, rule or regulation or any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction

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over any of the Statoil Parties or any of their subsidiaries or the Trust or any of their properties in a proceeding to which any of them or their property is a party or (iv) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Statoil Parties or any of their subsidiaries or the Trust.

         (s) No permit, consent, approval, authorization, order, registration, filing, recordation or qualification of or with any court, governmental agency or body is or was required in connection with the execution and delivery of, or the consummation by the Statoil Parties and the Trust of the transactions contemplated by, this Agreement, the Trust Agreement or the Conveyances, except as required under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and state securities or "Blue Sky" laws.

         (t) All consents, approvals, authorizations and orders necessary for the transfer of the Net Profits Interests to the Trust as described in the Prospectus have been obtained and such transfer has not had the effect of creating any lien, encumbrance, security interest, equity, charge or claim of any kind in favor of any person with respect to any of the Net Profits Interests (including any preferential right of purchase, or, with respect to any properties in which the Company has acted as operator, any right to remove the Company as operator) except to the extent such rights have been validly waived in writing.

         (u) None of the Statoil Parties nor any of their subsidiaries is in (i) violation of its certificate or articles of incorporation or bylaws or other organizational documents, or of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it, or (ii) breach, default (or an event which, with notice or lapse of time or both, would constitute such an event) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound. To the knowledge of the Statoil Parties, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Statoil Parties is a party or by which any of them is bound or to which any of their properties are subject, is in default under any such agreement.

         (v) Neither the Company nor any of its subsidiaries nor the Underlying Properties has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of its subsidiaries or the Trust has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, singly or in the aggregate, is material to the Company and its subsidiaries, taken as a whole, or the Trust, (ii) there has not been any change in the long-term debt of the Company or any of its subsidiaries or any change in the number of outstanding Trust Units or (iii) there has not been any

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material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, the Trust or the Underlying Properties, otherwise than as set forth or contemplated in the Prospectus.

         (w) The financial statements (including the related notes and supporting schedules) included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities or properties purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except to the extent disclosed therein. The pro forma statement of distributable cash of the Trust included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) has been prepared in all material respects in accordance with the applicable accounting requirements of
Article 11 of Regulation S-X of the Commission; the assumptions used in the preparation of such pro forma financial statement are, in the opinion of the management of the Statoil Parties, reasonable; and the pro forma adjustments reflected in such pro forma financial statement have been properly applied to the historical amounts in compilation of such pro forma financial statement.

         (x) Ernst & Young LLP, who have certified certain financial statements of the Trust, the Company and the Underlying Properties included in the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.

         (y) The information supplied by the Company to its independent petroleum engineering consultants, Ryder Scott Company, L.P., for purposes of preparing the reserve reports used to calculate estimates of reserves of the Company, the Underlying Properties and the Net Profits Interest included in the Prospectus, including, without limitation, information relating to production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the date supplied and was prepared in accordance with customary industry practices. Ryder Scott Company, L.P. is independent with respect to the Statoil Parties and the Trust.

         (z) The Company has good and marketable title to the Underlying Properties, free and clear of all liens, claims, security interests or other encumbrances, except (i) royalties, overriding royalties and other burdens under oil and gas leases that do not reduce the Company's net revenue interests in the Underlying Properties below those stated in Ryder Scott Company, L.P.'s reserve report for the Underlying Properties included in the Prospectus, (ii) easements, restrictions, rights-of-way and other matters that commonly affect property,
(iii) liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (iv) liens and encumbrances under operating agreements and unitization, pooling and communitization agreements, declarations and orders, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry and (v) liens, encumbrances and defects that do not in the aggregate materially affect the value of the Underlying Properties or materially interfere with the use made or proposed to be made of such Underlying Properties by the

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Company. All contracts, agreements or underlying leases that comprise a portion of the Underlying Properties are in full force and effect, and the Company has paid all royalties, rents and other charges to the extent due and payable thereunder, is not in default under any of such underlying contracts, agreements or leases, has received no notice of default from any other party thereto and knows of no material default by any other party thereto.

         (aa) The working interests in oil, gas and mineral leases or mineral interests which constitute a portion of the Underlying Properties held by the Company reflect in all material respects the right of the Company to explore or receive production from such Underlying Properties, and the care taken by the Company and its subsidiaries with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices for acquiring or procuring leases and interests therein to explore for hydrocarbons.

         (bb) At each Delivery Date, the Trust will have good and marketable title to the Net Profits Interests, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except liens securing taxes and other governmental charges and liens, encumbrances and defects that do not in the aggregate materially affect the value of the Net Profits Interests. The descriptions of the Net Profits Interests in the Conveyances, including the exhibits thereto, are complete and accurate in all material respects.

         (cc) The Company and its subsidiaries maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Company nor its subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on each Delivery Date.

         (dd) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or the Trust is a party or of which any Underlying Property or the Net Profits Interests is the subject which are required to be described in the Prospectus; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Securities Act.

         (ee) Except as described in the Prospectus, no labor dispute by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might reasonably be expected to have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company or the Trust.

         (ff) Each of the Company and its subsidiaries has filed (or has obtained extensions with respect to) all material tax returns required to be filed through the date hereof, which returns are

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


complete and correct in all material respects, and has timely paid all taxes shown to be due pursuant to such returns, other than those (i) which, if not paid, would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) which are being contested in good faith.

         (gg) The Company and its subsidiaries have, or at each Delivery Date will have, such permits, consents, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own or lease their properties and to conduct their business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such permits which, if not obtained, would not have, individually or in the aggregate, a material adverse effect upon the ability of the Company and its subsidiaries, considered as a whole, to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted; the Company and its subsidiaries have, or at each Delivery Date will have, fulfilled and performed all their material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that would not have a material adverse effect upon the ability of the Company and its subsidiaries considered as a whole to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted, subject in each case to such qualification as may be set forth in the Prospectus.

         (hh) The Company (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (ii) To the knowledge of the Company, neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (jj) The Company has reviewed its operations and that of its subsidiaries and is in the process of reviewing the relevant operations of third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

         (kk) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and their terms "hazardous waster," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

         (ll) Except as described in the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Statoil Parties, threatened, to which any of the Statoil Parties or the Trust is or may be a party or to which the business or property of any of the Statoil Parties or the Trust is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Statoil Parties or the Trust is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably expected to (A) singly or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, prospects, properties, net worth or results of operations of the Statoil Parties, taken as a whole, or the Trust or (B) prevent or result in the suspension of the offering and issuance of the Units.

         (mm) Neither the Company nor the Trust is or, after giving effect to the offering and sale of Trust Units, will be (i) an "investment company" or a company "controlled by" an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") or
(ii) a "public utility company," "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, under the Public Utility Holding Company Act of 1935, as amended.

         (nn) The Company has not distributed and, prior to the later to occur of (i) the First Delivery Date and (ii) completion of the distribution of the Units, will not distribute, any prospectus (as defined under the Securities Act) in connection with the offering and sale of the Units other than the Registration Statement, any Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.

         (oo) The Units have been approved for listing on the New York Stock Exchange ("NYSE"), subject only to official notice of issuance.

         2. Purchase of the Units by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 7,875,000 Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Units shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

         In addition, the Company grants to the Underwriters an option to purchase up to 1,181,250 Option Units. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Units and is exercisable as provided in Section 4 hereof. Option Units shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Units set opposite the names of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Units shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Units other than in 100 Unit amounts. The price of both the Firm Units and any Option Units shall be $_____ per Unit.

         The Company shall not be obligated to deliver any of the Units to be delivered on the First Delivery Date or the Second Delivery Date (as defined in Section 4), as the case may be, except upon payment for all the Units to be purchased on such Delivery Date as provided herein.

         3. Offering of Units by the Underwriters. Upon authorization by the Representatives of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

         4. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units shall be made at the office of Lehman Brothers Inc. at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Units to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Units shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Units, the Company shall make the certificates representing the Firm Units available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

         At any time on or before the thirtieth day after the date of this Agreement, the option granted in Section 2 may be exercised by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Units are delivered are sometimes referred to as the "Second Delivery Date," and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date."

         Delivery of and payment for the Option Units shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Units to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Units shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Units, the Company shall make the certificates representing the Option Units available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

         5. Further Agreements of the Company and the Trust. (a) The Company and the Trustee, on behalf of the Trust, agree:

         (i) (A) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; (B) to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; (C) to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; (D) to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and (E) in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable commercial efforts to obtain its withdrawal.

         (ii) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

         (iii) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

         (iv) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission.

         (v) Not to (A) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which Lehman Brothers Inc. shall not previously have been advised or to which the Representatives or their counsel shall reasonably object in writing after being so advised or (B) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Exchange Act without delivering a copy of such information, documents or reports to the Representatives prior to or concurrently with such filing.

         (vi) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

         (vii) For a period of 180 days following the date of this Prospectus, not to, directly or indirectly, (A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Trust Units or any securities that are convertible into, or exercisable or exchangeable for, or that represent the right to receive, Trust Units, or sell or grant options, rights or warrants with respect to any Trust Units or securities that are convertible into, or exercisable or exchangeable for, or that represent the right to receive, Trust Units, except as disclosed in the Prospectus, or (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Trust Units, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Trust Units or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc.

         (viii) To apply the net proceeds from the sale of the Units being sold by the Company as set forth in the Prospectus.

         (ix) To take such steps as shall be necessary to ensure that neither the Company, any of its subsidiaries or the Trust shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

         (x) To timely complete all required filings and otherwise fully comply in a timely manner with all provisions of the Exchange Act, including the rules and regulations thereunder, in connection with the registration of the Units thereunder.

         (b) The Trustee, on behalf of the Trust, agrees:

                  (i) As soon as practicable after the Effective Date (it being understood that the Trust shall have at least 410 days after the end of the first full fiscal quarter after the Effective Date) to cause the Trust to make generally available to holders of Trust Units and to deliver to the Representatives an earnings statement of the Trust (which need not be audited) complying with

Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Trustee, Rule 158).

                  (ii) To cause the Trust to furnish to Trust Unitholders as soon as practicable after the end of each fiscal year an annual report (including financial statements of the Trust certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its Trust Unitholders summary financial information of the Trust for such quarter in reasonable detail, all as required by the Trust Agreement.

                  (iii) For a period of five years following the Effective Date, to cause the Trust to furnish to the Representatives copies of all materials (financial or other) furnished by the Trust to the holders of Trust Units and all public reports and all reports and financial statements furnished by the Trust to the principal national securities exchange upon which the Trust Units may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

         6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Units and any taxes payable in that connection; (b) the costs incident to the preparation, printing, filing, delivery and shipping of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), each Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Units; (f) any applicable listing or other similar fees; (g) the fees and expenses of qualifying the Units under the securities laws of the several jurisdictions as provided in Section 5(e) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the cost of printing certificates representing the Units; (i) the costs and charges of any transfer agent or registrar; and (j) all other costs and expenses incident to the performance of the obligations of the Company; provided that, except as provided in this Section 6 and in Section 11 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.

         7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Trustee contained herein, to the performance by the Company and the Trustee of their respective obligations hereunder, and to each of the following additional terms and conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. Washington, D.C. time on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

         (b) No Underwriter shall have been advised by the Company or shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of the Representatives or counsel to the Underwriters, is material or omits to state a fact, which, in the opinion of the Representatives or in the opinion of counsel to the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) All corporate and trust proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) Andrews & Kurth L.L.P. shall have furnished to the Representatives their written opinion, as counsel to the Company and the Trust, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                  (i) Each of the Company and Statoil Energy Holdings has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the Prospectus.

                  (ii) Each of the Company and Statoil Energy Holdings has been duly registered or qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction set forth on Exhibit A to such opinion; and, to such counsel's knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by the Company or Statoil Energy Holdings or the nature or location of the properties owned or leased by the Company or Statoil Energy Holdings makes such registration or qualification necessary, except where the failure to so register or qualify would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Statoil Parties or the Trust.

                  (iii) Statoil Energy has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with full corporate power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the Prospectus.

                  (iv) Statoil Energy has been duly registered or qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction set forth on Exhibit A to such opinion; and, to such counsel's knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by Statoil Energy or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to so register or qualify would not have a material adverse effect on the condition (financial or otherwise), business, prospects, properties, net worth or results of operations of Statoil Parties or the Trust.

                  (v) Statoil Energy owns 100% of the outstanding common stock of Statoil Energy Holdings; such common stock has been duly authorized and validly issued and is fully paid and nonassessable; and Statoil Energy owns such common stock free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware or the Commonwealth of Virginia naming Statoil Energy is on file in the office of the Secretary of State of the State of Delaware or the Commonwealth of Virginia or (b) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware General Corporation Law (the "DGCL").

                  (vi) Statoil Energy Holdings owns 100% of the outstanding common stock of the Company; such common stock has been duly authorized and validly issued and is fully paid and nonassessable; and Statoil Energy Holdings owns such common stock free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware or the Commonwealth of Virginia naming Statoil Energy Holdings is on file in the office of the Secretary of State of the States of Delaware or the Commonwealth of Virginia or (b) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DGCL.

                  (vii) This Agreement, the Trust Agreement and the Conveyances have been duly authorized, executed and delivered by the Statoil Parties.

                  (viii) The Trust Agreement is the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

                  (ix) The Company owns the Trust Units free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Company as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DGCL.

                  (x) The Company has all requisite power and authority to sell the Units in accordance with and upon the terms set forth in this Agreement. Upon delivery to the Underwriters of certificates evidencing the Units issued in the name of the Underwriters or their designees and payment by the Underwriters of the purchase price for the Units, the Underwriters will acquire the Units free of any adverse claim (as such term is defined in Article 8 of the New York Uniform Commercial Code), assuming that the Underwriters are acting in good faith and without notice of any adverse claim.

                  (xi) Except as described in the Prospectus, there are no (A) preemptive rights or other rights to subscribe for or to purchase, (B) restrictions upon the voting or transfer of, or (C) outstanding options or warrants to purchase, any Units or other interests in the Trust pursuant to any agreement or instrument known to such counsel to which the Company or the Trust is a party or by which any one of them may be bound. To such counsel's knowledge, there are no contracts, agreements or understandings between the Company or the Trust and any person granting such person the right to require the Company or the Trust to file a registration statement under the Securities Act with respect to any securities of the Company or the Trust owned or to be owned by such person or to require the Company or the Trust to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or the Trust under the Securities Act.

                  (xii) None of the formation of the Trust by the execution and delivery of the Trust Agreement and the transfer of the Net Profits Interests by the Company to the Trust by the execution and delivery of the Conveyances, the sale of the Units by the Company hereunder, the compliance by the Statoil Parties with all of the provisions of this Agreement, the Trust Agreement and the Conveyances and the consummation of the transactions herein contemplated (A) constitutes or will constitute a violation of the certificate or articles of incorporation or bylaws or other organizational documents of any of the Statoil Parties or any of their subsidiaries, (B) constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any agreement filed as an exhibit to the Registration Statement (other than the Trust Agreement) or any credit agreement, note agreement, indenture, promissory note or other agreement evidencing or governing indebtedness of any of the Statoil Parties or any of their subsidiaries, (C) violates or will violate any statute, law, rule or regulation or any order, judgment, decree or injunction of any court or governmental agency or body known to such counsel having jurisdiction over any of the Statoil Parties or any of their subsidiaries or any of their properties in a proceeding to which any of them or their property is a party or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Statoil Parties or any of their subsidiaries.

                  (xiii) No permit, consent, approval, authorization, order, registration, filing, recordation or qualification of or with any court, governmental agency or body is or was required in connection with the execution and delivery of, or the consummation by the Statoil Parties and the Trust of the transactions contemplated by, this Agreement, the Trust Agreement or the Conveyances, except as required under the Securities Act, the Exchange Act and state securities or "Blue Sky" laws.

                  (xiv) The statements in the Registration Statement and the Prospectus under the captions "The Trust," "The Underlying Properties -- Sale and Abandonment of Underlying Properties; Sale of Net Profits Interests," "The Underlying Properties -- Title to Properties," "Computation of Net Proceeds," "Description of the Trust Agreement," and "Description of the Trust Units," insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions, are accurate and complete in all material respects, and the Trust Units conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

                  (xv) The opinion of Andrews & Kurth L.L.P. that is filed as
         Exhibit 8.1 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

                  (xvi) The Registration Statement was declared effective under the Securities Act on October ___, 1999; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.

                  (xvii) The Registration Statement and the Prospectus (except for the financial statements and the notes and the schedules thereto, the reserve information contained therein and the other financial, statistical and accounting data included in the Registration Statement or the Prospectus, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder.

                  (xviii) To the knowledge of such counsel, (A) there is no legal or governmental proceeding pending or threatened to which any of the Statoil Parties or the Trust is a party or to which any of their respective properties is subject that is required to be disclosed in the Prospectus and is not so disclosed and (B) there are no agreements, contracts or other documents to which any of the Statoil Parties or the Trust is a party that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (xix) None of the Statoil Parties is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Statoil Parties and the independent public accountants of the Company and the Trust and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and the Prospectus (except to the extent specified in the foregoing opinion), no facts have come to such counsel's attention that lead such counsel to believe that the Registration Statement (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon, (ii) the reserve report and other reserve information included therein and (iii) the other financial and accounting data included therein, as to which such counsel need not comment), as of its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon, (ii) the reserve report and other reserve information included therein and (iii) the other financial and accounting data included therein, as to which such counsel need not comment), as of its issue date and each Delivery Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Statoil Parties and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware Business Trust Act (as defined in Section 7(e)), the DGCL and the laws of the States of New York and Texas, (D) with respect to the opinions expressed in paragraphs (ii) and (iv) above as to the due registration or qualification as a foreign corporation of each of the Statoil Parties, state that such opinions are based upon the opinions of Vorys, Sater, Seymour, and Pease LLP and Goodwin and Goodwin provided pursuant to
Section 7 (g) below and upon certificates of foreign qualification or registration provided by the Secretaries of State of the States of Delaware, Indiana, Kentucky, Michigan, Mississippi, New Mexico, New York, Ohio, Pennsylvania, Virginia and West Virginia (each of which shall be dated as of a date not more than fourteen days prior to the Closing Date and shall be provided to you), (E) state that they express no opinion with respect to the title of any of the Underlying Properties or the Net Profits Interest and (F) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the Statoil Parties or the Trust may be subject.

         (e) Richards, Layton & Finger, P.A. shall have furnished to the Representatives their written opinion, as counsel to the Trust, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                  (i) The Trust has been duly formed and is validly existing as a business trust within the meaning of the Delaware Business Trust Act (12 Del. Code Section 3801, et seq. (the "Delaware Business Trust Act")) and has full trust power and authority to own or lease its properties as described in the Prospectus.

                  (ii) There are 10,500,000 Trust Units representing units of undivided beneficial interest in the Trust authorized and issued under the Trust Agreement, all of which have been duly authorized and validly issued and are fully paid and nonassessable and conform to the descriptions thereof in the Prospectus.

                  (iii) Each of the Trust Agreement and the Conveyances, assuming the due authorization, execution and delivery thereof by the Company, is a valid and legally binding obligation of the Trustee and the Delaware Trustee enforceable against the Trustee and the Delaware Trustee in accordance with their respective terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

                  (iv) All action of the Trustee, the Delaware Trustee and the Trust required under the Delaware Business Trust Act and the Trust Agreement with respect to the authorization and issuance of the Trust Units has been taken; Unitholders (as defined in the Trust Agreement) are entitled to the benefits of the Trust Agreement; except as described in the Prospectus under the heading "Description of the Trust Agreement -- Conditional Right of Repurchase," the issuance of such Trust Units is not subject to any preemptive rights or similar rights arising under the Delaware Business Trust Act or the Trust Agreement.

                  (v) None of the formation of the Trust by the execution and delivery of the Trust Agreement and the transfer of the Net Profits Interests by the Company to the Trust by the execution and delivery of the Conveyances, the sale of the Units by the Company hereunder, the compliance by the Statoil Parties with all of the provisions of this Agreement, the Trust Agreement and the Conveyances and the consummation by the Statoil Parties, the Trustee and the Delaware Trustee of the transactions herein contemplated (A) constitutes or will constitute a violation of the Trust Agreement or the Trust's certificate of trust,
         (B) constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any credit agreement, note agreement, indenture, promissory note or any other agreement known to such counsel to which the Trust is a party or by which the Trust is bound, (C) violates or will violate any statute, law, rule or regulation or any order, judgment, decree or injunction of any court or governmental agency or body known to such counsel having jurisdiction over the Trust or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Trust.

                  (vi) Each Unitholder shall be entitled to the same limitation on personal liability as is extended to stockholders of private corporations for profit under the DGCL.

                  (vii) The Trust Agreement complies in all respects with the requirements of the Delaware Business Trust Act; the conditional right of repurchase of the Company provided for in Section 9.04 of the Trust Agreement is permitted by and lawful under the Delaware Business Trust Act and compliance by the Trustee with such Section 9.04 will not violate any fiduciary duty requirements of the Trustee under applicable provisions of Delaware law, including, without limitation, the Delaware Business Trust Act; compliance by the Trustee and the Delaware Trustee with Article XI of the Trust Agreement providing for arbitration will not violate any fiduciary duty requirements of the Trustee or the Delaware Trustee under applicable provisions of Delaware law, including, without limitation, the Delaware Business Trust Act.

                  (viii) Assuming that the Trustee conducts all of its activities with respect to the Trust at its offices in Forth Worth, Texas, (A) the Trustee is not required to qualify to do business as a trust company under 5 Del. Code Ann. Section 901, et seq. solely by reason of acting as a trustee of the Trust, (B) no consent, approval, authorization or filing is required under any other law or any rule or regulation of the State of Delaware in order to permit the Trustee to act as Trustee of the Trust, and (C) the compliance by the Trustee with the provisions of the Trust Agreement will not result in the violation of any statute, rule or regulation of the State of Delaware applicable to the Trust.

                  (ix) The specimen temporary certificate for the Trust Units and the specimen definitive certificate for the Trust Units are in proper legal form.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Statoil Parties and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine and (C) state that their opinion is limited to the laws of the State of Delaware.

         (f) Kerry W. Eckstein shall have furnished to the Representatives his written opinion, as General Counsel of the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                  (i) None of the formation of the Trust by the execution and delivery of the Trust Agreement and the transfer of the Net Profits Interests by the Company to the Trust by the execution and delivery of the Conveyances, the sale of the Units by the Company hereunder, the compliance by the Statoil Parties and the Trust with all of the provisions of this

         Agreement, the Trust Agreement and the Conveyances and the consummation of the transactions herein contemplated (A) constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which any of the Statoil Parties or any of their subsidiaries or the Trust is a party or by which any of the Statoil Parties or any of their subsidiaries or the Trust is bound or to which any of the property or assets of any of the Statoil Parties or any of their subsidiaries or the Net Profit Interests is subject (other than any agreement filed as an exhibit to the Registration Statement or any credit agreement, note agreement, indenture, promissory note or other agreement evidencing or governing indebtedness of any of the Statoil Parties or their subsidiaries) or (B) violates or will violate any order, judgment, decree or injunction of any court or governmental agency or body known to such counsel directed to any of the Statoil Parties or any of their subsidiaries or the Trust or any of their properties in a proceeding to which any of them or their property is a party.

                  (ii) All consents, approvals, authorizations and orders necessary for the transfer of the Net Profits Interests to the Trust as described in the Prospectus have been obtained and such transfer has not had the effect of creating any lien, encumbrance, security interest, equity, charge or claim of any kind in favor of any person with respect to any of the Net Profits Interests (including any preferential right of purchase, or, with respect to any properties in which the Company has acted as operator, any right to remove the Company as operator) except to the extent such rights have been validly waived in writing.

                  (iii) To the knowledge of such counsel, none of the Statoil Parties nor any of their subsidiaries is in (A) violation of its certificate or articles of incorporation or bylaws or other organizational documents, or of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it, or (B) breach, default (or an event which, with notice or lapse of time or both, would constitute such an event) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation would, if continued, have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Statoil Parties, taken as a whole, or the Trust or could materially impair the ability of any of the Statoil Parties or the Trust to perform its obligations under this Agreement, the Trust Agreement or the Conveyances.

                  (iv) To the knowledge of such counsel, the Company and its subsidiaries have such permits, consents, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own or lease their properties and to conduct their business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such permits which, if not obtained, would not have, individually or in the aggregate, a material adverse effect upon the ability of the Company and its subsidiaries, considered as a whole, to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted; and, to the knowledge of such counsel, neither the Company nor its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such permits which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect upon the operations conducted by the Trust.

                  (v) Except as described in the Prospectus, to the knowledge of such counsel, there is no litigation, proceeding or governmental investigation pending or threatened against any of the Statoil Parties or their subsidiaries or the Trust which, if adversely determined to such party, is reasonably likely to have a material adverse effect on the financial condition, business, properties or results of operations of the Trust.

         In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Statoil Parties and the independent public accountants of the Company and the Trust and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and the Prospectus, no facts have come to such counsel's attention that lead such counsel to believe that the Registration Statement (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon, (ii) the reserve report and other reserve information included therein and (iii) the other financial and accounting data included therein, as to which such counsel need not comment), as of its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon,
(ii) the reserve report and other reserve information included therein and (iii) the other financial and accounting data included therein, as to which such counsel need not comment), as of its issue date and each Delivery Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Statoil Parties and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that such opinions are limited to federal laws, the DGCL and the laws of the State of Virginia, (D) state that he expresses no opinion with respect to the title of any of the Underlying Properties or the Net Profits Interest and (E) state that he expresses no opinion with respect to state or local taxes or tax statutes.

         (g) Each of Vorys, Sater, Seymour, and Pease LLP, special local counsel for the Company and the Trust in the State of Kentucky, and Goodwin and Goodwin, special local counsel for the Company and the Trust in the State of West Virginia, shall have furnished to the Representatives its written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                  (i) The Company has been duly registered or qualified as a foreign corporation for the transaction of business and is in good standing under the laws of [insert applicable state].

                  (ii) Neither the Trust, the Trustee nor the Delaware Trustee is required to qualify to transact business or appoint an agent for service of process in [insert applicable state] as a result of the ownership, operation or activities of the Trust, the Trustee or the Delaware Trustee with respect to the Trust, and the activities of the Trustee and the Delaware Trustee pursuant to the Trust Agreement will not require the appointment of an ancillary trustee in the State of [insert applicable state].

                  (iii) The [applicable] Conveyance, assuming the due authorization, execution and delivery thereof by the parties thereto, is the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability of the [applicable] Conveyance may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing. A court of competent jurisdiction of [insert applicable state] should give effect to the choice of law provisions of the [applicable] Conveyance.

                  (iv) The Net Profits Interests constitute real property interests under the laws of [insert applicable state].

                  (v) The [applicable] Conveyance (A) has been properly filed of record and recorded in the appropriate real property records in [insert applicable state], (B) is adequate and sufficient to legally convey to the Trustee the Net Profits Interests in [insert applicable state], and
         (C) constitutes, in [insert applicable state], a perfected Conveyance and effective notice of the Net Profits Interests in the Underlying Properties located in [insert applicable state], which is and will be valid and binding against third parties subsequently acquiring interests in the Underlying Properties and is and will be superior to all future liens and encumbrances on the Underlying Properties (except for such liens and encumbrances for taxes and assessments not yet due and payable, and liens and encumbrances under operating agreements and unitization, pooling and communitization agreements, declarations and orders, securing payments of amounts not yet due and payable). No actions other than those described above are necessary to convey the Net Profits Interests in [insert applicable state] and to publish notice thereof.

                  (vi) A beneficial owner of a Trust Unit will not be subject to personal liability under state and local laws in [insert applicable state] by virtue of said ownership, including liability regulating the discharge of materials into the environment or otherwise relating to the protection of the environment.

                  (vii) There is no restriction on the ownership of interests in minerals or Units by non-U.S. residents under the laws of the State of [insert applicable state].

                  (viii) None of the formation of the Trust by the execution and delivery of the Trust Agreement and the transfer of the Net Profits Interests by the Company to the Trust by the execution and delivery of the Conveyances, the sale of the Units by the Company hereunder, the compliance by the Statoil Parties and the Trust with all of the provisions of this Agreement, the Trust Agreement and the Conveyances and the consummation of the transactions herein contemplated results or will result in any violation of any statute, law, rule or regulation or any order, judgment, decree or injunction of any court or governmental agency or body in the State of [insert applicable state] known to such counsel directed to any of the Statoil Parties or any of their subsidiaries or the Trust or any of their properties in a proceeding to which any of them or their property is a party.

                  (ix) No permit, consent, approval, authorization, order, registration, filing, recordation or qualification of or with any court, governmental agency or body of the State of [insert applicable state] is or was required (A) to permit the Trustee to act as trustee with respect to the Underlying Properties located in [insert applicable state] or (B) in connection with the execution and delivery of, or the consummation by the Statoil Parties and the Trust of the transactions contemplated by, this Agreement, the Trust Agreement or the Conveyances, except for such permits, consents, approvals and similar authorizations required under state securities or "Blue Sky" laws.

                  (x) The income from the Net Profits Interests received by the Trust will not be subject to taxation at the Trust level by [insert applicable state] or any political subdivision thereof. A Unitholder will be subject to taxation by [insert applicable state] with respect to income from the Net Profits Interests or ownership of Trust Units and is required to report such income to [insert applicable state] only if the amount of gross income attributable to sources in [insert applicable state][during a fiscal year] exceeds $____________.

                  (xi) The Trust is not required to withhold [insert applicable state] taxes from distributions to Unitholders.

                  (xii) A non-resident holder of a Trust Unit will not be subject to inheritance or gift taxation, intestate succession, elective shares of community property or require the filing of ancillary probate proceedings in the State of [insert applicable state] solely by reason of ownership of Trust Units.

         In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Statoil Parties and the Trust and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that such opinions are limited to federal laws and the laws of the State of [insert applicable state], excepting therefrom municipal and local ordinances and regulations, (D) state that they express no opinion with respect to the title of any of the Underlying Properties or the Net Profits Interest and (E) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the Statoil Parties may be subject.

         In rendering such opinion, such counsel shall state that (A) Andrews & Kurth L.L.P. is hereby authorized to rely upon such opinion letter in connection with the transactions contemplated by this Agreement as if such opinion letter were addressed and delivered to them on the date hereof and (B) subject to the foregoing, such opinion letter may be relied upon only by the Underwriters and its counsel in connection with the transactions contemplated by this Agreement and no other use or distribution of this opinion letter may be made without such counsel's prior written consent.

         (h) Vinson & Elkins L.L.P., counsel for the Trustee and the Delaware Trustee, shall have furnished to the Representatives their written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                  (i) Each of the Trustee and the Delaware Trustee is a national banking association authorized and empowered to act as trustee of the Trust pursuant to the Trust Agreement, and no consent, approval, authorization or filing is required under any law, rule or regulation of the State of Delaware or of the United States of America in order to permit the Trustee or the Delaware Trustee to act as trustee of the Trust.

                  (ii) The Trust Agreement has been executed and delivered by each of the Trustee and the Delaware Trustee and, assuming the due authorization, execution and delivery thereof by the Company, is a valid and binding obligation of each of the Trustee and the Delaware Trustee, enforceable against the Trustee and the Delaware Trustee in accordance with its terms; provided that the enforceability of the Trust Agreement may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

         (i) Baker & Botts, L.L.P., counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

         (j) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, executed on behalf of the Company by the chief executive officer and the chief financial officer of the Company, to the effect that:

                  (i) The representations and warranties of the Company contained in this Agreement are true and correct, as if made at and as of such Delivery Date, and the Company have complied with all the agreements and satisfied all the conditions on their part to be complied with or satisfied at or prior to such Delivery Date.

                  (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or threatened by the Commission.

                  (iii) They have carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto, and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth.

                  (iv) No event contemplated by Section 7(p) in respect of the Company, the Trust, or the Underlying Properties shall have occurred.

         (k) The Trustee shall have furnished to the Representatives a certificate, dated such Delivery Date, executed by a duly authorized officer of the Trustee, representing and warranting to each of the Underwriters that:

                  (i) The Trustee is a national banking association authorized and empowered to act as trustee of the Trust pursuant to the Trust Agreement, and no consent, approval, authorization or filing is required under any law, rule or regulation of the State of Delaware or of the United States of America in order to permit the Trustee to act as trustee of the Trust.

                  (ii) The Trust Agreement has been executed and delivered by the Trustee and, assuming the due authorization, execution and delivery thereof by the Company, is a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and
         (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

                  (iii) There are 10,500,000 Trust Units authorized and outstanding under the Trust Agreement, all of which have been properly issued in accordance with the Trust Agreement; certificates representing the Trust Units have been duly executed by the Trustee; and holders of certificates representing the Trust Units are entitled to the benefits of the Trust Agreement.

                  (iv) Since the date the Trust was formed through each Delivery Date, except as may otherwise be disclosed in the Registration Statement and the Prospectus, the Trustee has not on behalf of the Trust (A) incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions not in the ordinary course of business, (B) issued or granted any Trust Units or (C) made any distribution to the holders of Trust Units.

                  (v) There is no litigation, proceeding or governmental investigation pending or, to the knowledge of the Trustee, threatened to which the Trust is a party.

         (l) The Delaware Trustee shall have furnished to the Representatives a certificate, dated such Delivery Date, executed by a duly authorized officer of the Delaware Trustee, representing and warranting to each of the Underwriters that:

                  (i) The Delaware Trustee is a national banking association authorized and empowered to act as trustee of the Trust pursuant to the Trust Agreement, and no consent, approval, authorization or filing is required under any law, rule or regulation of the State of Delaware or of the United States of America in order to permit the Delaware Trustee to act as trustee of the Trust.

                  (ii) The Trust Agreement has been executed and delivered by the Delaware Trustee and, assuming the due authorization, execution and delivery thereof by the Company, is a valid and binding obligation of the Delaware Trustee, enforceable against the Delaware Trustee in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

                  (iii) Since the date the Trust was formed through each Delivery Date, except as may otherwise be disclosed in the Registration Statement and the Prospectus, the Delaware Trustee has not on behalf of the Trust (A) incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions not in the ordinary course of business, (B) issued or granted any Trust Units or (C) made any distribution to the holders of Trust Units.

                  (iv) There is no litigation, proceeding or governmental investigation pending or, to the knowledge of the Delaware Trustee, threatened to which the Trust is a party.

         (m) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letter" to underwriters in connection with registered public offerings.

         (n) With respect to the letter of Ernst & Young referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings sets forth in the initial letter.

         (o) The Company shall have furnished or caused to be furnished to the Representatives a letter from Ryder Scott Company, L.P., addressed to the Underwriters and dated the respective date of delivery in form and substance satisfactory to you.

         (p) (i) Neither the Company nor any of its subsidiaries, taken together, the Trust nor the Underlying Properties shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business by fire, flood, explosion or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus nor (ii) since such date there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company, its subsidiaries or the Trust or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, its subsidiaries or the Trust, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

         (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company or the Trust on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

         (r) The New York Stock Exchange shall have approved the Trust Units for listing, subject only to official notice of issuance.

         (s) The Company shall have complied with the provisions of Section 5(a)(iii) hereof with respect to the furnishing of Prospectuses on the New York business day next succeeding the date of this Agreement.

         (t) The Company and the Trust shall have furnished the Representatives such additional documents and certificates as the Representatives or counsel for the Underwriters may reasonably request.

         8. Indemnification and Contribution.

         (a) The Company and the Trust (solely from the assets of the Trust and without liability or obligation of the Trustee or any Unitholder), jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Company nor the Trust shall be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor the Trust shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Company and the Trust may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, the Trust and the Trustee, their officers and employees, each of their directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), and each person, if any, who controls the Company, the Trust or the Trustee within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company and the Trust or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company, the Trust or the Trustee through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company, the Trust and the Trustee and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, the Trust or the Trustee or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, the Trust or the Trustee or any such director, officer, employee or controlling person.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure, and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and the fees and expenses of such separate counsel shall be paid by the indemnifying party). No indemnifying party shall, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such indemnified party, which firm shall be designated by the indemnified party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Trust, on the one hand, and the Underwriters on the other from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Trust, on the one hand, and the Underwriters on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust, on the one hand, and the Underwriters on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Units under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Trust or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Trust and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or becomes liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The Underwriters severally confirm and the Company and the Trust acknowledge that the statements with respect to the public offering of the Units by the Underwriters set forth on the cover page of the Prospectus, the information in the chart in the first paragraph under the caption "Underwriting" in the Prospectus, the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" in the Prospectus and the statements in the eighth, ninth, tenth, eleventh, twelfth, thirteenth (to the extent relating to the Underwriters), fourteenth and sixteenth paragraphs under the caption "Underwriting" in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company or the Trust by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         9. Defaulting Underwriters.

         If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Units set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Units set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of the Units which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Units which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Trust except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 9, purchases Firm Units which a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages, including expenses paid by the Company pursuant to Sections 6 and 11, caused by its default. If other underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Section 7(p) or Section 7(q) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

         11. Reimbursement of Underwriters' Expenses. If the Company shall fail to tender the Units for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or the Trust to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or the Trust is not fulfilled, the Company and the Trust will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Company and the Trust shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, neither the Company nor the Trust shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

         12. Notices, etc. Any notice, consent, request, instruction, approval and other communication provided for herein shall be in writing, shall be delivered or sent by mail, telex or facsimile transmission and shall be deemed validly given, made or served (a) on the date on which it is delivered personally with receipt acknowledged, (b) five business days after it is sent by registered or certified mail (receipt requested and postage prepaid), (c) one business day after it is sent by overnight courier (charges prepaid) or (d) on the same business day when sent before 5:00 p.m., recipient's time (and on the next business day when sent after 5:00 p.m., recipient's time) by telex or telecopier, transmission confirmed and charges prepaid. Such notices shall be in writing, and

         (i) if to the Company, shall be addressed to the Company at 2800 Eisenhower Avenue, Alexandria, Virginia, 22314, Attention: President.

         (ii) if to the Trust, shall be addressed to Bank One Texas, N.A., 500 Throckmorton, Suite 801, Fort Worth, Texas 76102, Attention: Corporate Trust Department.

         (iii) if to the Underwriters, such notice shall be addressed to the Representatives in care of Lehman Brothers Inc., 3 World Financial Center, 11th Floor, New York, New York 10285-1100, Attention: Syndicate Department (Fax:
212/526-6588), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, New York 10285; provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

         13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(a) the representations, warranties, indemnities and agreements of the Company and the Trust contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling any of the Company and the Trust within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         14. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Trust and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the NYSE is open for trading, and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

         16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

         17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement among the Company, Statoil Energy, Statoil Energy Holdings and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                      Very truly yours,

                                      EASTERN STATES OIL & GAS, INC..

                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                      STATOIL ENERGY, INC.

                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                      STATOIL ENERGY HOLDINGS, INC.

                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                      APPALACHIAN NATURAL GAS TRUST

                                      By:      Bank One Texas, N.A., Trustee

                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

Accepted as of the date hereof:

By:      LEHMAN BROTHERS INC.


     By:
        ---------------------------------
         Authorized Representative


     For themselves and as
     Representatives of the
     several Underwriters named
     in Schedule 1 hereto

By:      LEHMAN BROTHERS INC.

     By:
        ---------------------------------
         Authorized Representative

                                   SCHEDULE I


                                                                                               NUMBER OF
                                                                                               OPTIONAL
                                                                                               UNITS TO BE
                                                                       TOTAL NUMBER OF         PURCHASED IF
                                                                         FIRM UNITS           MAXIMUM OPTION
                            UNDERWRITER                                TO BE PURCHASED          EXERCISED
-------------------------------------------------------------------    ---------------     -------------------
Lehman Brothers Inc................................................
Salomon Smith Barney Inc...........................................
PaineWebber Incorporated...........................................
CIBC World Markets Corp. ..........................................
Credit Suisse First Boston Corporation.............................
Dain Rauscher Wessels
    a division of Dain Rauscher Incorporated.......................
Donaldson, Lufkin & Jenrette Securities Corporation................
A.G. Edwards & Sons, Inc. .........................................
MCDONALD INVESTMENTS INC...........................................
                                                                       ---------------     -------------------






                                                                       ---------------     -------------------
     TOTAL.........................................................          7,875,000               1,181,250